CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-1, 2003-2 and 2003-3

Monthly Servicing Report

Collection Period 1
Settlement Period Begin Date 10/1/2003
Settlement Period End Date 10/31/2003
Distribution Date 11/17/2003

Portfolio Information	End Of Period	Beginning Of Period

1. Balances
Pool Balance	1,517,239,489.28	1,587,048,283.76
Adjusted Pool Balance	1,494,480,896.94	1,563,242,559.50
Required Pool Balance	1,491,496,563.56	1,489,402,033.60

Trust Available Subordinated Amount	134,496,883.56	132,402,353.60
Required Subordinated Amount	134,496,883.56	132,402,353.60
Incremental Subordinated Amount	2,094,529.96	0.00
Transferor Amount	181,247,866.58	295,018,559.50

2. Overconcentration Amounts
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	0.00	0.00
0-90 days past due (0 = current)	0.00	0.00
91+ day past due receivable balance	0.00	0.00
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
0-90 days past due (0 = current)	0.00	0.00
91+ day past due receivable balance	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
0-90 days past due (0 = current)	0.00	0.00
91+ day past due receivable balance	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	0.00	0.00
0-90 days past due (0 = current)	0.00	0.00
91+ day past due receivable balance	0.00	0.00

3. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	406,740,666.31
New Principal Receivables	387,169,926.17
Receivables Added for Additional Accounts	0.00
Monthly Default Amount	1,000.00
Monthly Dilution Amount	45,009,030.36
Net Losses	1,000.00

2. Principal Collections
Aggregate Principal Collections	406,740,666.31
Reallocated Yield Amount	6,101,109.99
Series Allocable Principal Collections	400,639,556.32
Principal Allocation Percentage of Series Allocable Principal Collections	89.60%

3. Non-principal Collections
Interest Collections	7,102,663.28
Reallocated Yield Amount	6,101,109.99
Series Allocable Interest Collections	13,203,773.27
Floating Allocation Percentage of Series Allocable Interest Collections	89.60%

4. Investment Proceeds
Collection Account Investment Earnings	0.00
Reserve Account Investment Earnings	8,790.98
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	979.01
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	9,769.99

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	1,479,965,235.00
1-30 days past due	15,892,054.04
31-60 days past due	7,249,804.47
61-90 days past due	1,253,150.29
91-120 days past due	2,648,878.02
120+ days past due	10,230,367.46
Total	1,517,239,489.28

2. Sold Out of Trust
0-90 days past due (0 = current)	266,477.63
91+ day past due receivable balance	34,849.73
Total	301,327.36

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Trust Available Subordination Amount less than the Transferor Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	406,740,666.31
Interest Collections	7,102,663.28
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	0.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	9,769.99
Available Subordinated Amount Draws	0.00
Additional Noteholder Collections	0.00
Total Transfers into Collection Account	413,853,099.58
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,469,947.24
Principal Paid	0.00
Commitment Fees Paid	91,666.67
Claims for Application Paid	0.00
Reserve Account Deposit Amount	0.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Servicing Fees	1,056,853.33
To Excess Funding Account	0.00
To CNH	410,234,632.34
Total Transfers from Collection Account	413,853,099.58
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1) Transfer and Servicing Agreement

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-1
Monthly Servicer Report

Collection Period 1
Settlement Period Begin Date 10/1/2003
Settlement Period End Date 10/31/2003
Distribution Date 11/17/2003

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	1.33%	858,628.52	0.00
B	35,825,000.00	35,825,000.00	1.88%	89,592.35	0.00

Allocation Percentages
Floating Allocation Percentage	36.67%
Principal Allocation Percentage	36.67%

Required Payments
Series 2003-1 Monthly Interest & Interest Shortfall	948,220.88
Monthly Servicing Fee	434,676.67
Controlled Accumulation Amount	0.00
Total Required Payments	1,382,897.54

Series 2003-1 Share of Available Funds
Interest Collections	4,841,472.12
Principal Collections	146,903,858.67
Reserve Account Investment Proceeds	3,615.66
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	447.93
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal collections from Other Series	0.00
Draws from Principal Funding Account
Total Available Funds	151,749,394.39

Current Period Payments
Series 2003-1Monthly Interest and Past Interest Shortfall	948,220.88
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	366.67
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Principal Collections made available to other series	3,462,271.50
Excess Interest Collections made available to other series	146,904,225.35
Total Payments	151,749,761.06

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	366.67
Reimbursement of Chargeoffs & Monthly Dilution	366.67
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Controlled Deposit Amount	0.00
Total Transfers and Beginning Balance
Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	3,615.66
Total Transfers into Reserve Fund	3,615.66
Total Transfers and Beginning Balance
Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	3,615.66
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	3,615.66
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	151,749,394.39
Investor Default Amount	366.67
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	151,749,761.06
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	948,220.88
Chargeoff reimbursements	366.67
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	150,366,496.84
Total Transfers from Collection Account	151,749,761.06
Difference	0.00

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-2
Monthly Servicer Report

Collection Period 1
Settlement Period Begin Date 10/1/2003
Settlement Period End Date 10/31/2003
Distribution Date 11/17/2003

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	1.43%	923,400.12	0.00
B	35,825,000.00	35,825,000.00	2.13%	101,534.02	0.00

Allocation Percentages
Floating Allocation Percentage	36.67%
Principal Allocation Percentage	36.67%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	1,024,934.14
Monthly Servicing Fee	434,676.67
Controlled Accumulation Amount	0.00
Total Required Payments	1,459,610.81

Series 2003-2 Share of Available Funds
Interest Collections	4,841,472.12
Principal Collections	146,903,858.67
Reserve Account Investment Proceeds	3,615.66
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	375.97
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal collections from Other Series	0.00
Draws from Principal Funding Account
Total Available Funds	151,749,322.43

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall	1,024,934.14
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	366.67
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Principal Collections made available to other series	3,385,486.27
Excess Interest Collections made available to other series	146,904,225.35
Total Payments	151,749,689.10

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	366.67
Reimbursement of Chargeoffs & Monthly Dilution	366.67
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Controlled Deposit Amount	0.00
Total Transfers and Beginning Balance
Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	3,615.66
Total Transfers into Reserve Fund	3,615.66
Total Transfers and Beginning Balance
Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	3,615.66
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	3,615.66
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	151,749,322.43
Investor Default Amount	366.67
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	151,749,689.10
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,024,934.14
Chargeoff reimbursements	366.67
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	150,289,711.62
Total Transfers from Collection Account	151,749,689.10
Difference	0.00